EXHIBIT 99.1

DEC TABLES REPORT
Deal: MALT0306A    Bond Name: 1A1

               Date             1A1             1A1             1A1             1A1             1A1
                                  0              50             100             150             200
          8/25/2003             100             100             100             100             100
          8/25/2004              99              93              86              80              73
          8/25/2005              98              84              71              58              47
          8/25/2006              96              75              57              42              30
          8/25/2007              95              68              47              30              18
          8/25/2008              93              61              37              21              10
          8/25/2009              92              55              30              15               5
          8/25/2010              90              49              24              10               3
          8/25/2011              88              44              20               7               1
          8/25/2012              86              40              16               5               1
          8/25/2013              84              36              13               4               *
          8/25/2014              82              32              11               3               *
          8/25/2015              80              29               9               2               *
          8/25/2016              77              25               7               2               *
          8/25/2017              75              23               6               1               *
          8/25/2018              72              20               5               1               *
          8/25/2019              69              18               4               1               *
          8/25/2020              66              15               3               *               *
          8/25/2021              62              14               2               *               *
          8/25/2022              59              12               2               *               *
          8/25/2023              55              10               2               *               *
          8/25/2024              51               9               1               *               *
          8/25/2025              46               7               1               *               *
          8/25/2026              42               6               1               *               *
          8/25/2027              37               5               *               *               *
          8/25/2028              31               4               *               *               *
          8/25/2029              26               3               *               *               *
          8/25/2030              19               2               *               *               *
          8/25/2031              13               1               *               *               *
          8/25/2032               6               1               *               *               *
          8/25/2033               0               0               0               0               0
          8/25/2034               0               0               0               0               0
          8/25/2035               0               0               0               0               0
          8/25/2036               0               0               0               0               0
          8/25/2037               0               0               0               0               0
          8/25/2038               0               0               0               0               0
          8/25/2039               0               0               0               0               0
          8/25/2040               0               0               0               0               0
          8/25/2041               0               0               0               0               0
          8/25/2042               0               0               0               0               0
          8/25/2043               0               0               0               0               0

Average Life(Years)           19.43            8.91            5.09            3.36            2.42
Average Life(Years)   19.4328143515    8.9051095639    5.0902571775    3.3606729401    2.4172784200

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MALT0306A    Bond Name: 1PO

               Date             1PO             1PO             1PO             1PO             1PO
                                  0              50             100             150             200
          8/25/2003               0               0               0               0               0
          8/25/2004               0               0               0               0               0
          8/25/2005               0               0               0               0               0
          8/25/2006               0               0               0               0               0
          8/25/2007               0               0               0               0               0
          8/25/2008               0               0               0               0               0
          8/25/2009               0               0               0               0               0
          8/25/2010               0               0               0               0               0
          8/25/2011               0               0               0               0               0
          8/25/2012               0               0               0               0               0
          8/25/2013               0               0               0               0               0
          8/25/2014               0               0               0               0               0
          8/25/2015               0               0               0               0               0
          8/25/2016               0               0               0               0               0
          8/25/2017               0               0               0               0               0
          8/25/2018               0               0               0               0               0
          8/25/2019               0               0               0               0               0
          8/25/2020               0               0               0               0               0
          8/25/2021               0               0               0               0               0
          8/25/2022               0               0               0               0               0
          8/25/2023               0               0               0               0               0
          8/25/2024               0               0               0               0               0
          8/25/2025               0               0               0               0               0
          8/25/2026               0               0               0               0               0
          8/25/2027               0               0               0               0               0
          8/25/2028               0               0               0               0               0
          8/25/2029               0               0               0               0               0
          8/25/2030               0               0               0               0               0
          8/25/2031               0               0               0               0               0
          8/25/2032               0               0               0               0               0
          8/25/2033               0               0               0               0               0
          8/25/2034               0               0               0               0               0
          8/25/2035               0               0               0               0               0
          8/25/2036               0               0               0               0               0
          8/25/2037               0               0               0               0               0
          8/25/2038               0               0               0               0               0
          8/25/2039               0               0               0               0               0
          8/25/2040               0               0               0               0               0
          8/25/2041               0               0               0               0               0
          8/25/2042               0               0               0               0               0
          8/25/2043               0               0               0               0               0

Average Life(Years)            0.00            0.00            0.00            0.00            0.00
Average Life(Years)    0.0000000000    0.0000000000    0.0000000000    0.0000000000    0.0000000000

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MALT0306B    Bond Name: 2A1

               Date             2A1             2A1             2A1             2A1             2A1
                                  0              50             100             150             200
          8/25/2003             100             100             100             100             100
          8/25/2004              95              90              85              79              74
          8/25/2005              91              78              67              57              47
          8/25/2006              86              68              53              40              29
          8/25/2007              80              58              41              28              18
          8/25/2008              74              50              32              19              11
          8/25/2009              69              42              24              13               6
          8/25/2010              62              35              18               9               4
          8/25/2011              55              29              14               6               2
          8/25/2012              48              23              10               4               1
          8/25/2013              41              18               7               2               1
          8/25/2014              33              13               5               2               *
          8/25/2015              25               9               3               1               *
          8/25/2016              16               5               2               *               *
          8/25/2017               7               2               1               *               *
          8/25/2018               0               0               0               0               0
          8/25/2019               0               0               0               0               0
          8/25/2020               0               0               0               0               0
          8/25/2021               0               0               0               0               0
          8/25/2022               0               0               0               0               0
          8/25/2023               0               0               0               0               0
          8/25/2024               0               0               0               0               0
          8/25/2025               0               0               0               0               0
          8/25/2026               0               0               0               0               0
          8/25/2027               0               0               0               0               0
          8/25/2028               0               0               0               0               0
          8/25/2029               0               0               0               0               0
          8/25/2030               0               0               0               0               0
          8/25/2031               0               0               0               0               0
          8/25/2032               0               0               0               0               0
          8/25/2033               0               0               0               0               0
          8/25/2034               0               0               0               0               0
          8/25/2035               0               0               0               0               0
          8/25/2036               0               0               0               0               0
          8/25/2037               0               0               0               0               0
          8/25/2038               0               0               0               0               0
          8/25/2039               0               0               0               0               0
          8/25/2040               0               0               0               0               0
          8/25/2041               0               0               0               0               0
          8/25/2042               0               0               0               0               0
          8/25/2043               0               0               0               0               0

Average Life(Years)            8.35            5.74            4.14            3.12            2.45
Average Life(Years)    8.3497313247    5.7371675454    4.1381069125    3.1214619526    2.4461391099

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MALT0306B    Bond Name: 2PO

               Date             2PO             2PO             2PO             2PO             2PO
                                  0              50             100             150             200
          8/25/2003             100             100             100             100             100
          8/25/2004              95              90              85              79              74
          8/25/2005              90              79              68              57              48
          8/25/2006              85              68              54              41              31
          8/25/2007              80              59              42              29              20
          8/25/2008              74              50              33              21              12
          8/25/2009              68              42              25              14               8
          8/25/2010              62              35              19              10               5
          8/25/2011              55              29              15               7               3
          8/25/2012              48              23              11               4               2
          8/25/2013              41              18               8               3               1
          8/25/2014              34              14               5               2               1
          8/25/2015              25              10               3               1               *
          8/25/2016              17               6               2               1               *
          8/25/2017               8               3               1               *               *
          8/25/2018               0               0               0               0               0
          8/25/2019               0               0               0               0               0
          8/25/2020               0               0               0               0               0
          8/25/2021               0               0               0               0               0
          8/25/2022               0               0               0               0               0
          8/25/2023               0               0               0               0               0
          8/25/2024               0               0               0               0               0
          8/25/2025               0               0               0               0               0
          8/25/2026               0               0               0               0               0
          8/25/2027               0               0               0               0               0
          8/25/2028               0               0               0               0               0
          8/25/2029               0               0               0               0               0
          8/25/2030               0               0               0               0               0
          8/25/2031               0               0               0               0               0
          8/25/2032               0               0               0               0               0
          8/25/2033               0               0               0               0               0
          8/25/2034               0               0               0               0               0
          8/25/2035               0               0               0               0               0
          8/25/2036               0               0               0               0               0
          8/25/2037               0               0               0               0               0
          8/25/2038               0               0               0               0               0
          8/25/2039               0               0               0               0               0
          8/25/2040               0               0               0               0               0
          8/25/2041               0               0               0               0               0
          8/25/2042               0               0               0               0               0
          8/25/2043               0               0               0               0               0

Average Life(Years)            8.37            5.80            4.22            3.22            2.56
Average Life(Years)    8.3746317828    5.7952501252    4.2210284941    3.2212654791    2.5568300771

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MALT0306C    Bond Name: A800

               Date            A800            A800            A800            A800            A800
                                  0              50             100             150             200
          8/25/2003             100             100             100             100             100
          8/25/2004              99              91              83              76              68
          8/25/2005              97              81              65              51              37
          8/25/2006              96              71              50              32              17
          8/25/2007              94              62              37              18               3
          8/25/2008              92              54              26               7               0
          8/25/2009              91              47              18               0               0
          8/25/2010              89              40              11               0               0
          8/25/2011              87              34               6               0               0
          8/25/2012              84              29               2               0               0
          8/25/2013              82              25               0               0               0
          8/25/2014              80              20               0               0               0
          8/25/2015              77              16               0               0               0
          8/25/2016              74              13               0               0               0
          8/25/2017              71               9               0               0               0
          8/25/2018              68               6               0               0               0
          8/25/2019              64               4               0               0               0
          8/25/2020              60               1               0               0               0
          8/25/2021              56               0               0               0               0
          8/25/2022              52               0               0               0               0
          8/25/2023              48               0               0               0               0
          8/25/2024              43               0               0               0               0
          8/25/2025              38               0               0               0               0
          8/25/2026              32               0               0               0               0
          8/25/2027              26               0               0               0               0
          8/25/2028              20               0               0               0               0
          8/25/2029              13               0               0               0               0
          8/25/2030               6               0               0               0               0
          8/25/2031               0               0               0               0               0
          8/25/2032               0               0               0               0               0
          8/25/2033               0               0               0               0               0
          8/25/2034               0               0               0               0               0
          8/25/2035               0               0               0               0               0
          8/25/2036               0               0               0               0               0
          8/25/2037               0               0               0               0               0
          8/25/2038               0               0               0               0               0
          8/25/2039               0               0               0               0               0
          8/25/2040               0               0               0               0               0
          8/25/2041               0               0               0               0               0
          8/25/2042               0               0               0               0               0
          8/25/2043               0               0               0               0               0

Average Life(Years)           17.91            6.56            3.50            2.35            1.77
Average Life(Years)   17.9105447008    6.5618880911    3.4999299399    2.3510601430    1.7696022463

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MALT0306C    Bond Name: A575

               Date            A575            A575            A575            A575            A575
                                  0              50             100             150             200
          8/25/2003             100             100             100             100             100
          8/25/2004              99              91              83              76              68
          8/25/2005              97              81              65              51              37
          8/25/2006              96              71              50              32              17
          8/25/2007              94              62              37              18               3
          8/25/2008              92              54              26               7               0
          8/25/2009              91              47              18               0               0
          8/25/2010              89              40              11               0               0
          8/25/2011              87              34               6               0               0
          8/25/2012              84              29               2               0               0
          8/25/2013              82              25               0               0               0
          8/25/2014              80              20               0               0               0
          8/25/2015              77              16               0               0               0
          8/25/2016              74              13               0               0               0
          8/25/2017              71               9               0               0               0
          8/25/2018              68               6               0               0               0
          8/25/2019              64               4               0               0               0
          8/25/2020              60               1               0               0               0
          8/25/2021              56               0               0               0               0
          8/25/2022              52               0               0               0               0
          8/25/2023              48               0               0               0               0
          8/25/2024              43               0               0               0               0
          8/25/2025              38               0               0               0               0
          8/25/2026              32               0               0               0               0
          8/25/2027              26               0               0               0               0
          8/25/2028              20               0               0               0               0
          8/25/2029              13               0               0               0               0
          8/25/2030               6               0               0               0               0
          8/25/2031               0               0               0               0               0
          8/25/2032               0               0               0               0               0
          8/25/2033               0               0               0               0               0
          8/25/2034               0               0               0               0               0
          8/25/2035               0               0               0               0               0
          8/25/2036               0               0               0               0               0
          8/25/2037               0               0               0               0               0
          8/25/2038               0               0               0               0               0
          8/25/2039               0               0               0               0               0
          8/25/2040               0               0               0               0               0
          8/25/2041               0               0               0               0               0
          8/25/2042               0               0               0               0               0
          8/25/2043               0               0               0               0               0

Average Life(Years)           17.91            6.56            3.50            2.35            1.77
Average Life(Years)   17.9105447008    6.5618880911    3.4999299399    2.3510601430    1.7696022463

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MALT0306C    Bond Name: AB

               Date              AB              AB              AB              AB              AB
                                  0              50             100             150             200
          8/25/2003             100             100             100             100             100
          8/25/2004             100             100             100             100             100
          8/25/2005             100             100             100             100             100
          8/25/2006             100             100             100             100             100
          8/25/2007             100             100             100             100             100
          8/25/2008             100             100             100             100              65
          8/25/2009             100             100             100              98              34
          8/25/2010             100             100             100              68              15
          8/25/2011             100             100             100              47               6
          8/25/2012             100             100             100              34               3
          8/25/2013             100             100              89              25               2
          8/25/2014             100             100              73              19               1
          8/25/2015             100             100              60              14               1
          8/25/2016             100             100              49              10               1
          8/25/2017             100             100              40               7               *
          8/25/2018             100             100              32               5               *
          8/25/2019             100             100              26               4               *
          8/25/2020             100             100              21               3               *
          8/25/2021             100              93              16               2               *
          8/25/2022             100              81              13               1               *
          8/25/2023             100              69              10               1               *
          8/25/2024             100              59               8               1               *
          8/25/2025             100              50               6               1               *
          8/25/2026             100              41               5               *               *
          8/25/2027             100              33               3               *               *
          8/25/2028             100              26               2               *               *
          8/25/2029             100              20               2               *               *
          8/25/2030             100              14               1               *               *
          8/25/2031              91               8               1               *               *
          8/25/2032              42               4               *               *               *
          8/25/2033               0               0               0               0               0
          8/25/2034               0               0               0               0               0
          8/25/2035               0               0               0               0               0
          8/25/2036               0               0               0               0               0
          8/25/2037               0               0               0               0               0
          8/25/2038               0               0               0               0               0
          8/25/2039               0               0               0               0               0
          8/25/2040               0               0               0               0               0
          8/25/2041               0               0               0               0               0
          8/25/2042               0               0               0               0               0
          8/25/2043               0               0               0               0               0

Average Life(Years)           28.87           22.50           14.11            8.92            5.83
Average Life(Years)   28.8686234559   22.5036552878   14.1069932282    8.9191978200    5.8325401435

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MALT0306C    Bond Name: 3PO

               Date             3PO             3PO             3PO             3PO             3PO
                                  0              50             100             150             200
          8/25/2003             100             100             100             100             100
          8/25/2004              99              93              87              81              75
          8/25/2005              97              84              72              61              50
          8/25/2006              96              76              60              45              34
          8/25/2007              95              69              49              34              23
          8/25/2008              93              63              41              25              15
          8/25/2009              91              57              34              19              10
          8/25/2010              90              51              28              14               7
          8/25/2011              88              46              23              11               4
          8/25/2012              86              41              19               8               3
          8/25/2013              84              37              15               6               2
          8/25/2014              81              33              13               4               1
          8/25/2015              79              30              10               3               1
          8/25/2016              76              26               8               2               1
          8/25/2017              74              23               7               2               *
          8/25/2018              71              21               5               1               *
          8/25/2019              68              18               4               1               *
          8/25/2020              65              16               3               1               *
          8/25/2021              61              14               3               *               *
          8/25/2022              58              12               2               *               *
          8/25/2023              54              10               2               *               *
          8/25/2024              50               9               1               *               *
          8/25/2025              45               7               1               *               *
          8/25/2026              41               6               1               *               *
          8/25/2027              36               5               1               *               *
          8/25/2028              31               4               *               *               *
          8/25/2029              25               3               *               *               *
          8/25/2030              19               2               *               *               *
          8/25/2031              13               1               *               *               *
          8/25/2032               6               1               *               *               *
          8/25/2033               0               0               0               0               0
          8/25/2034               0               0               0               0               0
          8/25/2035               0               0               0               0               0
          8/25/2036               0               0               0               0               0
          8/25/2037               0               0               0               0               0
          8/25/2038               0               0               0               0               0
          8/25/2039               0               0               0               0               0
          8/25/2040               0               0               0               0               0
          8/25/2041               0               0               0               0               0
          8/25/2042               0               0               0               0               0
          8/25/2043               0               0               0               0               0

Average Life(Years)           19.23            9.13            5.42            3.72            2.79
Average Life(Years)   19.2317128378    9.1268013783    5.4198869557    3.7218277717    2.7883078228

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MALT0306D    Bond Name: 4A1

               Date             4A1             4A1             4A1             4A1             4A1
                                  0              50             100             150             200
          8/25/2003             100             100             100             100             100
          8/25/2004              96              90              84              77              71
          8/25/2005              91              78              66              55              45
          8/25/2006              86              68              52              39              29
          8/25/2007              81              58              41              28              18
          8/25/2008              75              50              32              19              11
          8/25/2009              69              42              24              13               6
          8/25/2010              63              35              19               9               4
          8/25/2011              56              29              14               6               2
          8/25/2012              49              23              10               4               1
          8/25/2013              42              18               7               3               1
          8/25/2014              34              14               5               2               *
          8/25/2015              25               9               3               1               *
          8/25/2016              17               6               2               *               *
          8/25/2017               7               2               1               *               *
          8/25/2018               0               0               0               0               0
          8/25/2019               0               0               0               0               0
          8/25/2020               0               0               0               0               0
          8/25/2021               0               0               0               0               0
          8/25/2022               0               0               0               0               0
          8/25/2023               0               0               0               0               0
          8/25/2024               0               0               0               0               0
          8/25/2025               0               0               0               0               0
          8/25/2026               0               0               0               0               0
          8/25/2027               0               0               0               0               0
          8/25/2028               0               0               0               0               0
          8/25/2029               0               0               0               0               0
          8/25/2030               0               0               0               0               0
          8/25/2031               0               0               0               0               0
          8/25/2032               0               0               0               0               0
          8/25/2033               0               0               0               0               0
          8/25/2034               0               0               0               0               0
          8/25/2035               0               0               0               0               0
          8/25/2036               0               0               0               0               0
          8/25/2037               0               0               0               0               0
          8/25/2038               0               0               0               0               0
          8/25/2039               0               0               0               0               0
          8/25/2040               0               0               0               0               0
          8/25/2041               0               0               0               0               0
          8/25/2042               0               0               0               0               0
          8/25/2043               0               0               0               0               0

Average Life(Years)            8.42            5.75            4.12            3.09            2.41
Average Life(Years)    8.4181202743    5.7463890748    4.1193734925    3.0890534266    2.4065416712

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MALT0306D    Bond Name: 4PO

               Date             4PO             4PO             4PO             4PO             4PO
                                  0              50             100             150             200
          8/25/2003             100             100             100             100             100
          8/25/2004              95              90              84              78              72
          8/25/2005              91              78              67              56              47
          8/25/2006              85              68              53              40              30
          8/25/2007              80              59              42              29              19
          8/25/2008              74              50              33              20              12
          8/25/2009              68              42              25              14               8
          8/25/2010              62              35              19              10               5
          8/25/2011              55              29              14               7               3
          8/25/2012              48              23              11               4               2
          8/25/2013              41              18               8               3               1
          8/25/2014              33              14               5               2               1
          8/25/2015              25               9               3               1               *
          8/25/2016              16               6               2               *               *
          8/25/2017               7               2               1               *               *
          8/25/2018               0               0               0               0               0
          8/25/2019               0               0               0               0               0
          8/25/2020               0               0               0               0               0
          8/25/2021               0               0               0               0               0
          8/25/2022               0               0               0               0               0
          8/25/2023               0               0               0               0               0
          8/25/2024               0               0               0               0               0
          8/25/2025               0               0               0               0               0
          8/25/2026               0               0               0               0               0
          8/25/2027               0               0               0               0               0
          8/25/2028               0               0               0               0               0
          8/25/2029               0               0               0               0               0
          8/25/2030               0               0               0               0               0
          8/25/2031               0               0               0               0               0
          8/25/2032               0               0               0               0               0
          8/25/2033               0               0               0               0               0
          8/25/2034               0               0               0               0               0
          8/25/2035               0               0               0               0               0
          8/25/2036               0               0               0               0               0
          8/25/2037               0               0               0               0               0
          8/25/2038               0               0               0               0               0
          8/25/2039               0               0               0               0               0
          8/25/2040               0               0               0               0               0
          8/25/2041               0               0               0               0               0
          8/25/2042               0               0               0               0               0
          8/25/2043               0               0               0               0               0

Average Life(Years)            8.35            5.77            4.18            3.18            2.51
Average Life(Years)    8.3538504606    5.7651387287    4.1829076945    3.1771953961    2.5085524976

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

                                                   Cmoproj
UBS                                                6:23:57 pm August 20, 2003
Fixed Income Research    MALT0306A 30 year 6.2     Marina Tukhin mtukhin@sleddog
cmoproj.600                                        Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
1A1    75,128,821.10   5.50000      24   1.000000           -1.0000      --           --    --

   Floor      Current    Settle     Deal     WAC     WAM     Pricing    Duration
              Coupon      Date                                Speed       @ Px
--------------------------------------------------------------------------------
    --         5.5000   08/29/03   30 year   6.42   358.00   100.0PPC    102:29

Senior Bond, 93.80 percent of deal

  Price        CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              0.00    10.00    15.00    20.00    25.00    30.00    50.00    60.00    70.00
------------------------------------------------------------------------------------------
 102:13      5.317    5.049    4.881    4.692    4.480    4.241    3.125    2.421    1.534
 102:14      5.314    5.043    4.874    4.683    4.468    4.227    3.098    2.386    1.490
 102:15      5.311    5.038    4.866    4.673    4.456    4.212    3.071    2.352    1.446
 102:16      5.308    5.032    4.859    4.664    4.445    4.198    3.045    2.318    1.402
 102:17      5.306    5.026    4.852    4.654    4.433    4.183    3.018    2.284    1.358
 102:18      5.303    5.021    4.844    4.645    4.421    4.169    2.992    2.249    1.314
 102:19      5.300    5.015    4.837    4.635    4.409    4.154    2.965    2.215    1.270
 102:20      5.298    5.010    4.829    4.626    4.397    4.140    2.938    2.181    1.226

 102:21      5.295    5.004    4.822    4.616    4.385    4.125    2.912    2.147    1.183
 102:22      5.292    4.998    4.814    4.607    4.374    4.111    2.885    2.113    1.139
 102:23      5.289    4.993    4.807    4.597    4.362    4.097    2.859    2.078    1.095
 102:24      5.287    4.987    4.799    4.588    4.350    4.082    2.832    2.044    1.052
 102:25      5.284    4.981    4.792    4.578    4.338    4.068    2.806    2.010    1.008
 102:26      5.281    4.976    4.785    4.569    4.327    4.053    2.779    1.976    0.964
 102:27      5.279    4.970    4.777    4.559    4.315    4.039    2.753    1.942    0.921
 102:28      5.276    4.965    4.770    4.550    4.303    4.025    2.726    1.908    0.877

 102:29      5.273    4.959    4.762    4.541    4.291    4.010    2.700    1.874    0.834
 102:30      5.271    4.953    4.755    4.531    4.280    3.996    2.673    1.840    0.790
 102:31      5.268    4.948    4.748    4.522    4.268    3.982    2.647    1.806    0.747
 103:00      5.265    4.942    4.740    4.512    4.256    3.967    2.621    1.772    0.704
 103:01      5.262    4.937    4.733    4.503    4.244    3.953    2.594    1.738    0.660
 103:02      5.260    4.931    4.725    4.493    4.233    3.939    2.568    1.704    0.617
 103:03      5.257    4.926    4.718    4.484    4.221    3.925    2.541    1.670    0.574
 103:04      5.254    4.920    4.711    4.475    4.209    3.910    2.515    1.637    0.530

 103:05      5.252    4.914    4.703    4.465    4.198    3.896    2.489    1.603    0.487
 103:06      5.249    4.909    4.696    4.456    4.186    3.882    2.463    1.569    0.444
 103:07      5.246    4.903    4.689    4.446    4.174    3.867    2.436    1.535    0.401
 103:08      5.244    4.898    4.681    4.437    4.163    3.853    2.410    1.501    0.358
 103:09      5.241    4.892    4.674    4.428    4.151    3.839    2.384    1.468    0.314
 103:10      5.238    4.887    4.667    4.418    4.139    3.825    2.358    1.434    0.271
 103:11      5.236    4.881    4.659    4.409    4.128    3.810    2.331    1.400    0.228
 103:12      5.233    4.876    4.652    4.400    4.116    3.796    2.305    1.367    0.185
------------------------------------------------------------------------------------------
Avg Life    19.433    7.385    5.160    3.819    2.943    2.334    1.195    0.914    0.705
Duration    11.194    5.410    4.088    3.203    2.575    2.108    1.144    0.890    0.696
First Pay     9/03     9/03     9/03     9/03     9/03     9/03     9/03     9/03     9/03
Last Pay      6/33     6/33     6/33     6/33     6/33     6/33     9/07     9/06    12/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                   Cmoproj
UBS                                                6:24:30 pm August 20, 2003
Fixed Income Research    MALT0306B 30 year 6.5     Marina Tukhin mtukhin@sleddog
cmoproj.600                                        Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
2A1    37,468,525.17   5.00000      24   1.000000           -1.0000      --           --    --

   Floor      Current    Settle     Deal     WAC     WAM     Pricing    Duration
              Coupon      Date                                Speed       @ Px
--------------------------------------------------------------------------------
    --         5.0000   08/29/03   30 year   5.47   176.34   100.0PPC    102:26

Senior Bond, 96.09 percent of deal

  Price        CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              0.00    10.00    15.00    20.00    25.00    30.00    50.00    60.00    70.00
------------------------------------------------------------------------------------------
 102:10      4.646    4.426    4.292    4.141    3.974    3.788    2.844    2.235    1.464
 102:11      4.641    4.418    4.283    4.131    3.961    3.774    2.819    2.203    1.423
 102:12      4.637    4.411    4.274    4.120    3.949    3.759    2.793    2.170    1.382
 102:13      4.632    4.404    4.265    4.110    3.937    3.745    2.768    2.138    1.341
 102:14      4.627    4.397    4.257    4.099    3.924    3.730    2.743    2.106    1.300
 102:15      4.623    4.390    4.248    4.089    3.912    3.716    2.717    2.074    1.259
 102:16      4.618    4.382    4.239    4.078    3.899    3.701    2.692    2.041    1.218
 102:17      4.613    4.375    4.230    4.068    3.887    3.687    2.667    2.009    1.177

 102:18      4.608    4.368    4.222    4.057    3.875    3.672    2.642    1.977    1.136
 102:19      4.604    4.361    4.213    4.047    3.862    3.658    2.617    1.945    1.096
 102:20      4.599    4.354    4.204    4.037    3.850    3.643    2.591    1.913    1.055
 102:21      4.594    4.346    4.196    4.026    3.838    3.629    2.566    1.881    1.014
 102:22      4.590    4.339    4.187    4.016    3.825    3.615    2.541    1.849    0.973
 102:23      4.585    4.332    4.178    4.005    3.813    3.600    2.516    1.817    0.933
 102:24      4.580    4.325    4.169    3.995    3.801    3.586    2.491    1.785    0.892
 102:25      4.576    4.318    4.161    3.985    3.788    3.571    2.466    1.753    0.851

 102:26      4.571    4.311    4.152    3.974    3.776    3.557    2.441    1.721    0.811
 102:27      4.566    4.303    4.143    3.964    3.764    3.543    2.415    1.689    0.770
 102:28      4.562    4.296    4.135    3.953    3.752    3.528    2.390    1.657    0.730
 102:29      4.557    4.289    4.126    3.943    3.739    3.514    2.365    1.625    0.689
 102:30      4.552    4.282    4.117    3.933    3.727    3.499    2.340    1.593    0.649
 102:31      4.548    4.275    4.109    3.922    3.715    3.485    2.315    1.561    0.608
 103:00      4.543    4.268    4.100    3.912    3.703    3.471    2.290    1.530    0.568
 103:01      4.538    4.260    4.091    3.902    3.690    3.456    2.265    1.498    0.527

 103:02      4.534    4.253    4.083    3.891    3.678    3.442    2.240    1.466    0.487
 103:03      4.529    4.246    4.074    3.881    3.666    3.428    2.215    1.434    0.446
 103:04      4.524    4.239    4.065    3.871    3.654    3.414    2.191    1.402    0.406
 103:05      4.520    4.232    4.057    3.860    3.642    3.399    2.166    1.371    0.366
 103:06      4.515    4.225    4.048    3.850    3.629    3.385    2.141    1.339    0.326
 103:07      4.510    4.218    4.040    3.840    3.617    3.371    2.116    1.307    0.285
 103:08      4.506    4.211    4.031    3.829    3.605    3.356    2.091    1.276    0.245
 103:09      4.501    4.203    4.022    3.819    3.593    3.342    2.066    1.244    0.205
------------------------------------------------------------------------------------------
Avg Life     8.350    5.090    4.081    3.327    2.752    2.306    1.257    0.972    0.755
Duration     6.479    4.224    3.486    2.915    2.466    2.106    1.207    0.948    0.746
First Pay     9/03     9/03     9/03     9/03     9/03     9/03     9/03     9/03     9/03
Last Pay      8/18     8/18     8/18     8/18     8/18     8/18    12/08     8/07     8/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                   Cmoproj
UBS                                                6:25:22 pm August 20, 2003
Fixed Income Research    MALT0306C 30 year 6.8     Marina Tukhin mtukhin@sleddog
cmoproj.600                                        Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
A800    9,353,000.00   8.00000      24   1.000000           -1.0000      --           --    --

   Floor      Current    Settle     Deal     WAC     WAM     Pricing    Duration
              Coupon      Date                                Speed       @ Px
--------------------------------------------------------------------------------
    --         8.0000   08/29/03   30 year   6.53   358.08   100.0PPC    108:00

  Price        CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              0.00    10.00    15.00    20.00    25.00    30.00    50.00    60.00    70.00
------------------------------------------------------------------------------------------
 107:16      7.257    6.141    5.420    4.643    3.827    2.969   -1.088   -3.665   -6.857
 107:17      7.254    6.134    5.410    4.630    3.811    2.950   -1.121   -3.707   -6.910
 107:18      7.250    6.127    5.400    4.618    3.795    2.932   -1.154   -3.749   -6.964
 107:19      7.247    6.119    5.390    4.605    3.780    2.913   -1.187   -3.791   -7.017
 107:20      7.244    6.112    5.381    4.593    3.764    2.894   -1.220   -3.833   -7.069
 107:21      7.241    6.105    5.371    4.580    3.749    2.876   -1.253   -3.875   -7.122
 107:22      7.238    6.098    5.361    4.567    3.733    2.857   -1.286   -3.917   -7.175
 107:23      7.234    6.091    5.351    4.555    3.717    2.839   -1.319   -3.959   -7.228

 107:24      7.231    6.083    5.341    4.542    3.702    2.820   -1.352   -4.001   -7.281
 107:25      7.228    6.076    5.331    4.529    3.686    2.801   -1.385   -4.043   -7.334
 107:26      7.225    6.069    5.322    4.517    3.671    2.783   -1.418   -4.085   -7.386
 107:27      7.222    6.062    5.312    4.504    3.655    2.764   -1.451   -4.126   -7.439
 107:28      7.218    6.055    5.302    4.492    3.640    2.746   -1.484   -4.168   -7.492
 107:29      7.215    6.047    5.292    4.479    3.624    2.727   -1.517   -4.210   -7.544
 107:30      7.212    6.040    5.282    4.466    3.609    2.708   -1.550   -4.252   -7.597
 107:31      7.209    6.033    5.273    4.454    3.593    2.690   -1.582   -4.293   -7.649

 108:00      7.206    6.026    5.263    4.441    3.578    2.671   -1.615   -4.335   -7.702
 108:01      7.202    6.019    5.253    4.429    3.562    2.653   -1.648   -4.377   -7.754
 108:02      7.199    6.011    5.243    4.416    3.547    2.634   -1.681   -4.418   -7.807
 108:03      7.196    6.004    5.234    4.404    3.531    2.616   -1.713   -4.460   -7.859
 108:04      7.193    5.997    5.224    4.391    3.516    2.597   -1.746   -4.501   -7.912
 108:05      7.190    5.990    5.214    4.379    3.500    2.579   -1.779   -4.543   -7.964
 108:06      7.187    5.983    5.204    4.366    3.485    2.560   -1.811   -4.584   -8.016
 108:07      7.183    5.976    5.195    4.354    3.470    2.542   -1.844   -4.626   -8.069

 108:08      7.180    5.969    5.185    4.341    3.454    2.523   -1.877   -4.667   -8.121
 108:09      7.177    5.961    5.175    4.329    3.439    2.505   -1.909   -4.709   -8.173
 108:10      7.174    5.954    5.165    4.316    3.423    2.487   -1.942   -4.750   -8.225
 108:11      7.171    5.947    5.156    4.304    3.408    2.468   -1.975   -4.792   -8.277
 108:12      7.168    5.940    5.146    4.291    3.393    2.450   -2.007   -4.833   -8.329
 108:13      7.164    5.933    5.136    4.279    3.377    2.431   -2.040   -4.874   -8.381
 108:14      7.161    5.926    5.127    4.266    3.362    2.413   -2.072   -4.916   -8.433
 108:15      7.158    5.919    5.117    4.254    3.346    2.395   -2.105   -4.957   -8.485
------------------------------------------------------------------------------------------
Avg Life    17.911    5.224    3.502    2.585    2.027    1.652    0.877    0.673    0.521
Duration     9.048    4.012    2.945    2.290    1.858    1.552    0.878    0.691    0.548
First Pay     9/03     9/03     9/03     9/03     9/03     9/03     9/03     9/03     9/03
Last Pay      6/31     4/18     7/13     9/10     1/09     1/08    12/05     5/05    12/04

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                   Cmoproj
UBS                                                6:25:22 pm August 20, 2003
Fixed Income Research    MALT0306C 30 year 6.8     Marina Tukhin mtukhin@sleddog
cmoproj.600                                        Page 2

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
A575   74,824,000.00   5.75000      24   1.000000           -1.0000      --           --    --

   Floor      Current    Settle     Deal     WAC     WAM     Pricing    Duration
              Coupon      Date                                Speed       @ Px
--------------------------------------------------------------------------------
    --         5.7500   08/29/03   30 year   6.53   358.08   100.0PPC    100:22

  Price        CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              0.00    10.00    15.00    20.00    25.00    30.00    50.00    60.00    70.00
------------------------------------------------------------------------------------------
 100:06      5.764    5.681    5.626    5.568    5.506    5.441    5.130    4.929    4.678
 100:07      5.761    5.673    5.616    5.554    5.489    5.420    5.092    4.881    4.616
 100:08      5.758    5.666    5.605    5.540    5.472    5.400    5.055    4.833    4.554
 100:09      5.755    5.658    5.595    5.527    5.455    5.379    5.017    4.784    4.492
 100:10      5.752    5.650    5.584    5.513    5.438    5.358    4.980    4.736    4.430
 100:11      5.749    5.643    5.574    5.499    5.421    5.338    4.942    4.688    4.369
 100:12      5.746    5.635    5.563    5.485    5.404    5.317    4.905    4.640    4.307
 100:13      5.743    5.628    5.553    5.472    5.387    5.297    4.868    4.591    4.245

 100:14      5.740    5.620    5.542    5.458    5.370    5.276    4.830    4.543    4.183
 100:15      5.737    5.613    5.532    5.445    5.353    5.256    4.793    4.495    4.122
 100:16      5.734    5.605    5.521    5.431    5.336    5.235    4.756    4.447    4.060
 100:17      5.731    5.598    5.511    5.417    5.319    5.215    4.719    4.399    3.999
 100:18      5.728    5.590    5.500    5.404    5.302    5.194    4.681    4.351    3.937
 100:19      5.725    5.583    5.490    5.390    5.285    5.174    4.644    4.303    3.876
 100:20      5.722    5.575    5.480    5.376    5.268    5.153    4.607    4.255    3.814
 100:21      5.719    5.568    5.469    5.363    5.251    5.133    4.570    4.207    3.753

 100:22      5.716    5.560    5.459    5.349    5.234    5.113    4.533    4.159    3.692
 100:23      5.713    5.553    5.448    5.336    5.217    5.092    4.495    4.112    3.630
 100:24      5.710    5.545    5.438    5.322    5.200    5.072    4.458    4.064    3.569
 100:25      5.707    5.538    5.428    5.309    5.183    5.051    4.421    4.016    3.508
 100:26      5.704    5.530    5.417    5.295    5.166    5.031    4.384    3.968    3.447
 100:27      5.701    5.523    5.407    5.281    5.149    5.011    4.347    3.921    3.386
 100:28      5.698    5.516    5.396    5.268    5.133    4.990    4.310    3.873    3.325
 100:29      5.695    5.508    5.386    5.254    5.116    4.970    4.273    3.825    3.264

 100:30      5.692    5.501    5.376    5.241    5.099    4.950    4.236    3.778    3.203
 100:31      5.689    5.493    5.365    5.227    5.082    4.929    4.199    3.730    3.142
 101:00      5.686    5.486    5.355    5.214    5.065    4.909    4.163    3.683    3.081
 101:01      5.683    5.478    5.344    5.200    5.048    4.889    4.126    3.635    3.020
 101:02      5.680    5.471    5.334    5.187    5.032    4.868    4.089    3.588    2.960
 101:03      5.677    5.463    5.324    5.173    5.015    4.848    4.052    3.540    2.899
 101:04      5.674    5.456    5.313    5.160    4.998    4.828    4.015    3.493    2.838
 101:05      5.671    5.449    5.303    5.146    4.981    4.808    3.978    3.445    2.778
------------------------------------------------------------------------------------------
Avg Life    17.911    5.224    3.502    2.585    2.027    1.652    0.877    0.673    0.521
Duration    10.337    4.128    2.965    2.275    1.827    1.513    0.832    0.646    0.504
First Pay     9/03     9/03     9/03     9/03     9/03     9/03     9/03     9/03     9/03
Last Pay      6/31     4/18     7/13     9/10     1/09     1/08    12/05     5/05    12/04

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                   Cmoproj
UBS                                                6:25:22 pm August 20, 2003
Fixed Income Research    MALT0306C 30 year 6.8     Marina Tukhin mtukhin@sleddog
cmoproj.600                                        Page 3

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
AB     14,322,800.69   6.00000      24   1.000000           -1.0000      --           --    --

   Floor      Current    Settle     Deal     WAC     WAM     Pricing    Duration
              Coupon      Date                                Speed       @ Px
--------------------------------------------------------------------------------
    --         6.0000   08/29/03   30 year   6.53   358.08   100.0PPC    96:26

  Price        CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              0.00    10.00    15.00    20.00    25.00    30.00    50.00    60.00    70.00
------------------------------------------------------------------------------------------
  96:10      6.328    6.376    6.436    6.519    6.625    6.758    7.348    7.715    8.186
  96:11      6.325    6.373    6.433    6.514    6.619    6.751    7.336    7.699    8.165
  96:12      6.323    6.370    6.429    6.510    6.614    6.745    7.323    7.683    8.145
  96:13      6.321    6.367    6.426    6.506    6.609    6.738    7.311    7.667    8.124
  96:14      6.318    6.364    6.422    6.502    6.603    6.732    7.299    7.651    8.104
  96:15      6.316    6.361    6.419    6.497    6.598    6.725    7.286    7.635    8.083
  96:16      6.313    6.359    6.415    6.493    6.593    6.718    7.274    7.619    8.063
  96:17      6.311    6.356    6.412    6.489    6.587    6.712    7.262    7.604    8.042

  96:18      6.308    6.353    6.408    6.484    6.582    6.705    7.249    7.588    8.022
  96:19      6.306    6.350    6.405    6.480    6.577    6.698    7.237    7.572    8.002
  96:20      6.303    6.347    6.401    6.476    6.572    6.692    7.225    7.556    7.981
  96:21      6.301    6.344    6.398    6.471    6.566    6.685    7.212    7.540    7.961
  96:22      6.298    6.341    6.394    6.467    6.561    6.679    7.200    7.524    7.940
  96:23      6.296    6.338    6.391    6.463    6.556    6.672    7.188    7.508    7.920
  96:24      6.294    6.335    6.387    6.459    6.550    6.665    7.176    7.493    7.899
  96:25      6.291    6.332    6.384    6.454    6.545    6.659    7.163    7.477    7.879

  96:26      6.289    6.329    6.380    6.450    6.540    6.652    7.151    7.461    7.859
  96:27      6.286    6.327    6.377    6.446    6.534    6.646    7.139    7.445    7.838
  96:28      6.284    6.324    6.373    6.442    6.529    6.639    7.126    7.429    7.818
  96:29      6.281    6.321    6.370    6.437    6.524    6.633    7.114    7.413    7.798
  96:30      6.279    6.318    6.366    6.433    6.518    6.626    7.102    7.398    7.777
  96:31      6.276    6.315    6.363    6.429    6.513    6.619    7.090    7.382    7.757
  97:00      6.274    6.312    6.359    6.424    6.508    6.613    7.077    7.366    7.737
  97:01      6.272    6.309    6.356    6.420    6.503    6.606    7.065    7.350    7.716

  97:02      6.269    6.306    6.352    6.416    6.497    6.600    7.053    7.335    7.696
  97:03      6.267    6.303    6.349    6.412    6.492    6.593    7.041    7.319    7.676
  97:04      6.264    6.300    6.346    6.407    6.487    6.587    7.028    7.303    7.655
  97:05      6.262    6.298    6.342    6.403    6.481    6.580    7.016    7.287    7.635
  97:06      6.259    6.295    6.339    6.399    6.476    6.573    7.004    7.271    7.615
  97:07      6.257    6.292    6.335    6.395    6.471    6.567    6.992    7.256    7.594
  97:08      6.255    6.289    6.332    6.390    6.466    6.560    6.980    7.240    7.574
  97:09      6.252    6.286    6.328    6.386    6.460    6.554    6.967    7.224    7.554
------------------------------------------------------------------------------------------
Avg Life    28.869   19.984   14.732   10.867    8.111    6.113    2.965    2.255    1.726
Duration    13.146   11.055    9.217    7.503    6.057    4.878    2.617    2.030    1.576
First Pay     6/31     4/18     7/13     9/10     1/09     1/08    12/05     5/05    12/04
Last Pay      7/33     7/33     7/33     7/33     7/33     7/33     7/07     8/06    11/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                   Cmoproj
UBS                                                6:26:00 pm August 20, 2003
Fixed Income Research    MALT0306D 30 year 5.0     Marina Tukhin mtukhin@sleddog
cmoproj.600                                        Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
TOP    41,844,409.00   5.38720      24   1.000000           -1.0000      --           --    --

   Floor      Current    Settle     Deal     WAC     WAM     Pricing    Duration
              Coupon      Date                                Speed       @ Px
--------------------------------------------------------------------------------
    --         0.0000   08/29/03   30 year   5.66   177.00   100.0PPC    99:30

  Price        CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              0.00    10.00    15.00    20.00    25.00    30.00    50.00    60.00    70.00
------------------------------------------------------------------------------------------
  99:14      5.484    5.500    5.510    5.521    5.533    5.546    5.612    5.655    5.711
  99:15      5.479    5.492    5.501    5.510    5.520    5.531    5.586    5.623    5.670
  99:16      5.474    5.485    5.491    5.499    5.507    5.516    5.561    5.592    5.630
  99:17      5.469    5.477    5.482    5.488    5.494    5.501    5.536    5.560    5.590
  99:18      5.464    5.470    5.473    5.477    5.482    5.487    5.511    5.528    5.549
  99:19      5.459    5.462    5.464    5.466    5.469    5.472    5.486    5.496    5.509
  99:20      5.454    5.454    5.455    5.455    5.456    5.457    5.461    5.465    5.469
  99:21      5.449    5.447    5.446    5.445    5.443    5.442    5.436    5.433    5.429

  99:22      5.444    5.439    5.437    5.434    5.431    5.427    5.412    5.401    5.388
  99:23      5.439    5.432    5.428    5.423    5.418    5.413    5.387    5.370    5.348
  99:24      5.434    5.424    5.418    5.412    5.405    5.398    5.362    5.338    5.308
  99:25      5.429    5.417    5.409    5.401    5.393    5.383    5.337    5.307    5.268
  99:26      5.424    5.409    5.400    5.390    5.380    5.368    5.312    5.275    5.228
  99:27      5.419    5.402    5.391    5.380    5.367    5.354    5.287    5.243    5.188
  99:28      5.414    5.394    5.382    5.369    5.354    5.339    5.262    5.212    5.148
  99:29      5.409    5.387    5.373    5.358    5.342    5.324    5.237    5.180    5.108

  99:30      5.405    5.379    5.364    5.347    5.329    5.310    5.213    5.149    5.068
  99:31      5.400    5.371    5.355    5.336    5.317    5.295    5.188    5.118    5.028
 100:00      5.395    5.364    5.346    5.326    5.304    5.280    5.163    5.086    4.988
 100:01      5.390    5.356    5.337    5.315    5.291    5.265    5.138    5.055    4.948
 100:02      5.385    5.349    5.328    5.304    5.279    5.251    5.114    5.023    4.909
 100:03      5.380    5.341    5.319    5.293    5.266    5.236    5.089    4.992    4.869
 100:04      5.375    5.334    5.310    5.283    5.253    5.222    5.064    4.961    4.829
 100:05      5.370    5.326    5.301    5.272    5.241    5.207    5.040    4.929    4.789

 100:06      5.365    5.319    5.291    5.261    5.228    5.192    5.015    4.898    4.750
 100:07      5.360    5.311    5.282    5.251    5.216    5.178    4.990    4.867    4.710
 100:08      5.355    5.304    5.273    5.240    5.203    5.163    4.966    4.836    4.670
 100:09      5.350    5.296    5.264    5.229    5.190    5.148    4.941    4.805    4.631
 100:10      5.345    5.289    5.255    5.218    5.178    5.134    4.917    4.773    4.591
 100:11      5.341    5.282    5.246    5.208    5.165    5.119    4.892    4.742    4.552
 100:12      5.336    5.274    5.237    5.197    5.153    5.105    4.867    4.711    4.512
 100:13      5.331    5.267    5.228    5.186    5.140    5.090    4.843    4.680    4.473
------------------------------------------------------------------------------------------
Avg Life     8.417    5.189    4.190    3.444    2.875    2.433    1.375    1.067    0.830
Duration     6.309    4.138    3.432    2.888    2.461    2.119    1.256    0.990    0.780
First Pay     9/03     9/03     9/03     9/03     9/03     9/03     9/03     9/03     9/03
Last Pay      5/18     5/18     5/18     5/18     5/18     5/18     5/18     5/18     2/17

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                   Cmoproj
UBS                                                6:26:00 pm August 20, 2003
Fixed Income Research    MALT0306D 30 year 5.0     Marina Tukhin mtukhin@sleddog
cmoproj.600                                        Page 2

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------
4A1    39,962,261.39   5.25000      24   1.000000           -1.0000      --           --    --

   Floor      Current    Settle     Deal     WAC     WAM     Pricing    Duration
              Coupon      Date                                Speed       @ Px
--------------------------------------------------------------------------------
    --         5.2500   08/29/03   30 year   5.66   177.00   100.0PPC    100:07

Senior Bond, 95.50 percent of deal

  Price        CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              0.00    10.00    15.00    20.00    25.00    30.00    50.00    60.00    70.00
------------------------------------------------------------------------------------------
  99:23      5.297    5.291    5.287    5.283    5.279    5.274    5.249    5.233    5.213
  99:24      5.292    5.283    5.278    5.272    5.266    5.259    5.223    5.200    5.170
  99:25      5.287    5.276    5.269    5.261    5.253    5.244    5.197    5.166    5.127
  99:26      5.282    5.268    5.260    5.250    5.240    5.229    5.170    5.132    5.084
  99:27      5.277    5.261    5.251    5.239    5.227    5.213    5.144    5.098    5.041
  99:28      5.272    5.253    5.242    5.229    5.214    5.198    5.117    5.065    4.998
  99:29      5.267    5.246    5.232    5.218    5.201    5.183    5.091    5.031    4.955
  99:30      5.263    5.238    5.223    5.207    5.188    5.168    5.065    4.998    4.912

  99:31      5.258    5.230    5.214    5.196    5.175    5.153    5.038    4.964    4.870
 100:00      5.253    5.223    5.205    5.185    5.162    5.138    5.012    4.930    4.827
 100:01      5.248    5.215    5.196    5.174    5.149    5.122    4.986    4.897    4.784
 100:02      5.243    5.208    5.187    5.163    5.136    5.107    4.960    4.863    4.742
 100:03      5.238    5.200    5.177    5.152    5.123    5.092    4.933    4.830    4.699
 100:04      5.233    5.193    5.168    5.141    5.111    5.077    4.907    4.796    4.656
 100:05      5.228    5.185    5.159    5.130    5.098    5.062    4.881    4.763    4.614
 100:06      5.223    5.178    5.150    5.119    5.085    5.047    4.855    4.730    4.571

 100:07      5.219    5.170    5.141    5.108    5.072    5.032    4.829    4.696    4.529
 100:08      5.214    5.163    5.132    5.097    5.059    5.017    4.802    4.663    4.486
 100:09      5.209    5.155    5.123    5.086    5.046    5.002    4.776    4.630    4.444
 100:10      5.204    5.148    5.114    5.075    5.033    4.987    4.750    4.596    4.401
 100:11      5.199    5.140    5.104    5.065    5.020    4.972    4.724    4.563    4.359
 100:12      5.194    5.133    5.095    5.054    5.008    4.957    4.698    4.530    4.316
 100:13      5.189    5.125    5.086    5.043    4.995    4.942    4.672    4.496    4.274
 100:14      5.184    5.118    5.077    5.032    4.982    4.927    4.646    4.463    4.232

 100:15      5.180    5.110    5.068    5.021    4.969    4.912    4.620    4.430    4.189
 100:16      5.175    5.103    5.059    5.010    4.956    4.897    4.594    4.397    4.147
 100:17      5.170    5.095    5.050    4.999    4.943    4.882    4.568    4.364    4.105
 100:18      5.165    5.088    5.041    4.989    4.931    4.867    4.542    4.331    4.063
 100:19      5.160    5.080    5.032    4.978    4.918    4.852    4.516    4.297    4.021
 100:20      5.155    5.073    5.023    4.967    4.905    4.837    4.490    4.264    3.979
 100:21      5.150    5.065    5.014    4.956    4.892    4.822    4.464    4.231    3.937
 100:22      5.146    5.058    5.005    4.945    4.880    4.807    4.438    4.198    3.894
------------------------------------------------------------------------------------------
Avg Life     8.418    5.134    4.120    3.363    2.786    2.339    1.281    0.990    0.769
Duration     6.363    4.131    3.407    2.848    2.411    2.061    1.187    0.931    0.731
First Pay     9/03     9/03     9/03     9/03     9/03     9/03     9/03     9/03     9/03
Last Pay      5/18     5/18     5/18     5/18     5/18     5/18     6/09    11/07    11/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.